EXHIBIT 9
         to SCHEDULE 13D


                                ESCROW AGREEMENT

         ESCROW AGREEMENT, dated November 8, 2001 (this "ESCROW AGREEMENT"), by and among General Atlantic Partners 74, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, Vectis CP Holdings, LLC , a Delaware limited liability company, Cenwell Limited and Campina Enterprises Limited (collectively, the "PURCHASERS"), Critical Path, Inc., a California Corporation ("SELLER"), and Pillsbury Winthrop, LLP, as Escrow Agent (the "ESCROW AGENT").

         WHEREAS, the Purchasers and Seller are parties to the Stock and Warrant Purchase and Exchange Agreement, dated the date hereof (the "PURCHASE AGREEMENT"), pursuant to which the (i) Purchasers are acquiring from Seller an aggregate of 4,000,000 shares of Series D Cumulative Redeemable Convertible Participating Preferred Stock, par value $0.001 per share, of Seller (the "SERIES D PREFERRED STOCK") and (ii) the GAP Purchasers (as defined in the Purchase Agreement) are acquiring from the Seller warrants (the "WARRANTS"), to purchase, at an exercise price of $1.05 per share, an aggregate of 2,500,000 shares of common stock, par value $0.001 per share, of Seller (the "COMMON STOCK");

         WHEREAS, the Purchase Agreement provides for the escrow hereby established to be held by the Escrow Agent; and

         WHEREAS, capitalized terms used herein, unless otherwise indicated, have the respective meanings ascribed to them in the Purchase Agreement.

         Accordingly, the parties agree as follows:

         1.       ESTABLISHMENT OF ESCROW.

                  1.1      ESCROW DEPOSIT.

                           1.1.1    On November 9, 2001, pursuant to (i) Section
2.1 of the Purchase Agreement, the Purchasers will deposit with the Escrow Agent $29,735,502.50 representing the entire purchase price payable pursuant to
Section 2.1 for the Purchased Shares, (ii) Section 2.2 of the Purchase Agreement, the GAP Purchasers will deposit with the Escrow Agent the GAP Sub Notes in the aggregate face amount of $64,630,000 together with signed and undated Note Powers for such GAP Sub Notes, and (iii) Section 2.3 of the Purchase Agreement, the GAP Purchasers will deposit with the Escrow Agent $1,000.00 representing the entire purchase price for the Warrants and (the items in clause (i)-(iii) referred to collectively, as the "PURCHASERS' DEPOSIT") to be held and disbursed in accordance with the terms hereof.

                           1.1.2    On November 9, 2001, pursuant to Sections
2.1, 2.2 and 2.3 of the Purchase Agreement, Seller is depositing with the Escrow Agent (i) stock certificates in definitive form representing the number of Purchased Shares set forth opposite each Purchaser's name on SCHEDULE 2.1 to the Purchase Agreement, updated, but

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                                                                               2

registered in the name of such Purchasers, (ii) stock certificates in definitive form representing the number of Exchange Shares set forth opposite each GAP Purchaser's name on SCHEDULE 2.2 to the Purchase Agreement, undated but registered in the name of such GAP Purchaser, (iii) the GAP LP Warrant , (iv) the GAP Coinvestment Warrant, and (v) the GapStar Warrant, (collectively, the "SELLER'S DEPOSIT" and, together with the Purchasers' Deposit, the "Deposit").

                           1.1.3    The Escrow Agent acknowledges receipt of and
agrees to accept the Deposit and establish and maintain a separate account for each Purchaser's cash portion of the Deposit as provided herein (the "ESCROW ACCOUNT").

                  1.2 ESCROW FUND. The cash portion of the Deposit, as from time to time invested and reinvested as herein provided, less any distributions pursuant hereto, is hereinafter referred to as the "ESCROW FUND."

         2.       INVESTMENT OF ESCROW FUND.

                  2.1 INVESTMENT. The Escrow Agent shall invest any or all of the Escrow Fund and any income or interest earned or accrued with respect thereto only in time deposits and certificates of deposit of any commercial bank incorporated in the United States of America of recognized standing having capital and surplus in excess of $50,000,000. Except as otherwise provided in
Section 5.3, in no event shall the Escrow Agent have any liability for any investment hereunder, including, without limitation, any loss of the principal amount of any investment or in connection with the rate of return on any investment.

                  2.2 DISTRIBUTION OF INTEREST. All interest accrued from the date hereof to and including the Escrow Release Date (as defined below) on investments made pursuant to Section 2.1 shall be for the account of each of the Purchasers. On the Escrow Release Date, the Escrow Agent shall distribute to each of the Purchasers all interest then accrued for the account of each of the Purchasers pursuant to this Section 2.2 and not theretofore distributed hereunder.

         3.       DISTRIBUTIONS FROM THE ESCROW.

                  3.1      DISTRIBUTIONS.

                           3.1.1    Upon the satisfaction of the Escrow Release
Condition (as hereinafter defined) and the Nasdaq Escrow Approval Condition (as hereinafter defined), the Purchasers shall execute and deliver to the Escrow Agent a Certificate directing the Escrow Agent to take the action specified in
Section 3.1.2(a). Upon the satisfaction of the Escrow Release Condition, but not the Nasdaq Escrow Approval Condition, Purchasers shall execute and deliver to the Escrow Agent a Certificate directing the Escrow Agent to take the action specified in Section 3.1.2(b). If subsequent to the delivery of the Certificate referred to in the previous sentence and on or prior to March 31, 2002, the Nasdaq Escrow Approval Condition is satisfied, the GAP Purchasers shall execute and deliver to the Escrow Agent a Certificate directing the Escrow Agent to take the action specified in Section 3.1.2(c).

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                                                                               3

                           3.1.2    (a)     Upon receipt by the Escrow Agent of
a Certificate signed by the GAP Purchasers stating that the Escrow Release Condition and the Nasdaq Escrow Approval Condition have occurred, the Escrow Agent shall promptly, but in any case within 24 hours of receipt, (i) distribute to Seller the Purchasers' Deposit and (ii) deliver to the Purchasers the Seller's Deposit and the interest on the Escrow Fund payable pursuant to Section
2.2 of this Agreement.

                                   (b)      Upon receipt by the Escrow Agent of
a Certificate signed by the GAP Purchasers stating that the Escrow Release Condition has occurred but the Nasdaq Escrow Approval Condition has not occurred, the Escrow Agent shall promptly, but in any case within 24 hours, (i) distribute to the Seller the Purchasers' Deposit, LESS the Consideration Holdback Amount (as defined below) and (ii) deliver to the Purchasers the Seller's Deposit, LESS the Purchased Shares Holdback (as defined below) and the interest on the Escrow Fund payable pursuant to Section 2.2 of this Agreement.

                                   (c)      Upon receipt by the Escrow Agent of
a Certificate signed by the GAP Purchasers stating that the Nasdaq Escrow Approval Condition has occurred, the Escrow Agent shall promptly, but in any case within 24 hours, (i) distribute to the Seller the Consideration Holdback Amount and (ii) deliver to the GAP Purchasers the Purchased Shares Holdback.

                           3.1.3    For purposes of this Agreement, the "ESCROW
RELEASE CONDITION" shall mean the entry on or before January 31, 2002 of a final order by District Court Judge William H. Orrick, not subject to further review, approving an executed, final, Stipulation and Agreement of Settlement in the litigation entitled IN RE CRITICAL PATH INC. SECURITIES LITIGATION (the "ACTIONS") and that (A) provides for the certification of the "Class" (as defined in paragraph 1 of the MOU), (B) contains terms and conditions for the payment of cash and warrants to purchase the Common Stock to the Class that do not differ from the amounts set forth in paragraph 2 of the MOU and (C) dismisses the Action with prejudice as set forth in paragraph 3 of the MOU and provides for a broad form general release for the Defendants and the other parties as provided in paragraph 3 of the MOU.

                           3.1.4    "ESCROW RELEASE DATE" shall mean the date
upon which the notice specified in the first sentence of Section 3.1.1 is delivered by the GAP Purchasers.

                           3.1.5    "NASDAQ ESCROW APPROVAL CONDITION" means the
earlier to occur of (i) the date upon which the Company obtains written confirmation from Nasdaq that the approval of a majority of the Company's stockholders, present in person or proxy at a properly convened meeting of the Company's stockholders ("STOCKHOLDER APPROVAL") to the issuance of the shares of Preferred Stock to the GAP Purchasers is not required under the applicable Nasdaq rules and regulations and (ii) the date upon which the Company consummates all action required by the Nasdaq and applicable California law to obtain Stockholder Approval for the issuance to the GAP Purchasers of the portion of the shares of Series D Preferred Stock that constitute the

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                                                                               4

amount of shares of Series D Preferred Stock (determined assuming conversion of all of the shares of Series D Preferred Stock) in excess of 19.9% of the outstanding shares of the Common Stock on the date hereof.

                           3.1.6    "CONSIDERATION HOLDBACK AMOUNT" shall mean a
total of $19,220,960, consisting of $9,485,464 aggregate purchase price amount (and $24,265,101 aggregate face amount) of GAP Sub Notes and $9,735,496 of cash.

                           3.1.7    "PURCHASED SHARES HOLDBACK" shall mean a
total of 1,397,888 shares of Preferred Stock.

                           3.1.8    On the earlier of (i) receipt of a joint
notice executed by all of the Purchasers and Seller or (ii) January 31, 2002 (the "ESCROW TERMINATION DATE"), the Escrow Agent shall return the Purchaser's Deposit to the Purchasers and the Seller's Deposit to Seller.

                           3.1.9    If the Nasdaq Escrow Approval Condition has
not been satisfied by April 30, 2002, the Escrow Agent shall return the Consideration Holdback Amount to the GAP Purchasers, together with any remaining interest in the Escrow Account and return the Purchased Shares Holdback to the Seller.

                  3.2 TAX REPORTING. Seller and each of the Purchasers shall provide the Escrow Agent with its Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under this Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

         4. TERMINATION OF THIS ESCROW AGREEMENT. This Escrow Agreement shall terminate upon the distribution or return of all of the Purchasers' Deposit, all of Seller's Deposit and all other sums and documents held by the Escrow Agent pursuant to this Escrow Agreement.

         5.       DUTIES OF ESCROW AGENT.

                  5.1 DUTIES LIMITED. The Escrow Agent shall perform only the duties expressly set forth herein, and shall not have any liability under, or duty to inquire into, the terms and provisions of any other agreement, including but not limited to the Purchase Agreement, except as expressly set forth herein, in performing its duties hereunder. Except as to the due execution and delivery of this Escrow Agreement by a duly authorized officer, the Escrow Agent has no responsibility as to the validity of this Escrow Agreement or any document related thereto.

                  5.2 RELIANCE. The Escrow Agent may rely upon, and shall incur no liability for acting or refraining from acting upon, any written notice, instruction, request, consent, certificate, statement or other document furnished to it pursuant to this Escrow Agreement and believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document.

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                                                                               5

                  5.3 GOOD FAITH. In no event shall the Escrow Agent have any liability for any error of judgment or for any act done or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing hereunder, except for its own gross negligence or willful misconduct arising out of or in connection with this Escrow Agreement. The Purchasers and Seller agree to indemnify the Escrow Agent for, and defend and hold it harmless against, any loss, liability or expense arising out of or in connection with its actions as Escrow Agent hereunder, including the reasonable costs and expenses incurred in defending any such claim of liability, except that none of the Purchasers or the Seller shall be liable for any loss, liability or expense incurred on account of the gross negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent may consult with counsel from time to time and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted to be taken by the Escrow Agent hereunder or in good faith and in accordance with the opinion of such counsel. The reasonable fees and disbursements of such counsel shall be promptly paid one half by the Purchasers and one half by Seller pursuant to the provisions of Section 7 hereof.

                  5.4 LIMITED NOTICE. The Escrow Agent shall be deemed to have no notice of, or duties with respect to, any agreement or agreements (whether or not a copy thereof is delivered to the Escrow Agent), other than as expressly set forth herein.

                  5.5 LIMITED ACTIONS. The Escrow Agent shall not take any action by reason of any notice or instruction given by any of the parties or by any other person, firm or corporation, except only (i) such notices or instructions as are herein specifically provided for and (ii) orders or process of any court entered or issued with competent jurisdiction. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by each of the Purchasers and Seller or by an order of a court of competent jurisdiction.

                  5.6      CONFLICTS.

                           5.6.1    In the event that any of the terms and
provisions of any other agreement between any of the parties conflict or are inconsistent with any of the terms and provisions of this Escrow Agreement, the terms and provisions of this Escrow Agreement shall govern and control in all respects the duties and liabilities of the Escrow Agent.

                           5.6.2    In the event that the Escrow Agent shall be
uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

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                                                                               6

         6.       RESIGNATION; SUCCESSOR ESCROW AGENT.

                  6.1 RESIGNATION. The Escrow Agent may resign at any time by giving 30 days' prior written notice of such resignation to the Purchasers and Seller. On the 30th day following delivery of such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Fund and any other amounts and documents held by it pursuant to this Escrow Agreement as depositary. After resignation, the Escrow Agent shall have no further obligation to invest amounts then in the Escrow Fund (absent written instructions with respect thereto executed by the Seller and the Purchasers) and shall not take any action until the Purchasers and Seller have jointly designated a successor escrow agent. If the Purchasers and Seller are unable to agree upon a successor escrow agent within 30 days of receipt of notice from the Escrow Agent, the Escrow Agent may designate its successor, and if the Escrow Agent declines to designate its successor, the Purchasers shall designate the successor escrow agent. The Escrow Agent shall promptly deliver the Escrow Fund and any other amounts and documents held by it pursuant to this Escrow Agreement to such successor escrow agent and shall thereafter have no further obligations hereunder. Upon receipt of the Escrow Fund and other amounts and documents, the successor escrow agent shall thereupon be bound by all of the provisions hereof.

                  6.2 TERMINATION. The Purchasers and Seller acting jointly may terminate the appointment of the Escrow Agent hereunder upon notice specifying the date upon which such termination shall take effect. In the event of such termination, the Purchasers and Seller shall jointly appoint and designate in such termination notice a successor escrow agent and the Escrow Agent shall turn over to such successor escrow agent the Escrow Fund and any other amounts and documents held by it pursuant to this Escrow Agreement. Upon receipt of the Escrow Fund and other amounts and documents, the successor escrow agent shall thereupon be bound by all of the provisions hereof, and the Escrow Agent shall have no further obligations hereunder.

         7. FEES AND EXPENSES OF ESCROW AGENT. The Purchasers and Seller shall each pay directly to the Escrow Agent one half of the Escrow Agent's reasonable fees for the Escrow Agent's services hereunder and all expenses, disbursements and advances (including reasonable attorneys' fees) incurred in carrying out the Escrow Agent's duties hereunder (the "ESCROW AGENT'S FEES").

         8.       MISCELLANEOUS.

                  8.1 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, sent by facsimile transmission, overnight delivery service or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed or sent by facsimile transmission, or by overnight delivery service, one day after the date of deposit to such overnight delivery service or, if mailed, three days after the date of deposit in the United States mail, as follows:

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                                                                               7

                  if to Seller:

                  Critical Path, Inc.
                  532 Folsom Street
                  San Francisco, CA 94105
                  Attention:  Chief Financial Officer
                  Telecopy:  (415) 808-8898

                  with a copy to:

                  Pillsbury Winthrop LLP
                  P.O. Box 7880
                  San Francisco, CA 94105-7880
                  Attention:  Gregg F. Vignos, Esq.
                  Telecopy:  (415) 983-1200

                  if to the GAP Purchasers:

                  c/o General Atlantic Service Corporation
                  3 Pickwick Plaza
                  Greenwich, CT 06830
                  Telecopy:  (203) 622-8818
                  Attention:  Matthew Nimetz

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York  10019-6064
                  Attention: Douglas A. Cifu, Esq.
                  Telecopy:  (212) 757-3990

                  if to Vectis CP Holdings, LLC:

                  c/o Vectis Group
                  117 Greenwich Street
                  San Francisco, CA 94111
                  Telecopy:  (415) 352-5310
                  Attention:  Matthew Hobart

                  with a copy to:

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY 10022-4675
                  Telecopy:  (212) 446-4900
                  Attention:  Michael Movsovich, Esq.

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                                                                               8

                  if to Cenwell Limited:

                  c/o 12th Floor
                  Cheung Kong Center
                  2 Queen's Road Central
                  Hong Kong
                  Telecopy:  852-2485-2057
                  Attention:  Mr. Edmond lp.

                  if to Campina Enterprises Limited:

                  c/o 22nd Floor
                  Hutchison House
                  10 Harcourt Road
                  Hong Kong
                  Telecopy:  852-2128-1778
                  Attention:  Company Secretary

                  if to the Escrow Agent:

                  Pillsbury Winthrop LLP
                  50 Fremont Street
                  San Francisco, CA 94104
                  Attention:  Gregg F. Vignos, Esq.
                  Telecopy:  415-983-1200

Any party may by notice given in accordance with this Section 8.1 to the other parties designate another address for receipt of notices hereunder. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems advisable. If any notice is required to be given to both the Escrow Agent and another party, such notice shall be given in a manner that results in the same effective date for each such notice.

                           8.1.1    In the event funds transfer instructions are
given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on SCHEDULE II hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

                           8.1.2    It is understood that the Escrow Agent and
the beneficiary's bank in any funds transfer may rely solely upon any account numbers or

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                                                                               9

similar identifying number provided either of the other parties hereto to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

                 8.2 ENTIRE AGREEMENT. This Escrow Agreement is entered into and delivered pursuant to the Purchase Agreement and sets forth the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

                  8.3 GOVERNING LAW. This Escrow Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

                  8.4 JURISDICTION; VENUE. Each of the parties hereto by its execution hereof:

                           8.4.1    irrevocably submits to the jurisdiction of
the state courts of the State of New York and to the jurisdiction of the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of or based on this Agreement or the subject matter hereof; and

                           8.4.2    waives to the extent not prohibited by
applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such court.

The parties hereto hereby agree that any action brought under this Agreement shall be brought in one of the above-mentioned courts.

The parties hereto hereby consent to service of process in any such proceeding in any manner permitted by the laws of the State of New York, and agree that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 8.5 is reasonably calculated to give actual notice.

                  8.5 BINDING EFFECT. This Escrow Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

                  8.6 WAIVERS AND AMENDMENTS. This Escrow Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms or conditions hereof may be waived, only by a written instrument signed by the parties, or, in the case of a waiver, by the party waiving compliance. No delay on the part of any

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                                                                              10

party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  8.7 COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  8.8 FURTHER ASSURANCES. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  8.9 VARIATIONS IN PRONOUNS. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                  8.10 HEADINGS. The headings in this Escrow Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Escrow Agreement.

                  8.11 CONFLICT WAIVER. Each party to this Escrow Agreement acknowledges that the Escrow Agent is counsel for the Seller and has in the past and will in the future perform legal services for Seller in matters related to and unrelated to this Escrow Agreement and the parties hereto hereby (i) acknowledge that they have had an opportunity to ask for information relevant to this disclosure; (ii) acknowledge that the Escrow Agent represented the Seller in the transaction contemplated by this Escrow Agreement and has not represented any Purchaser in connection with such transaction; and (iii) give its informed written consent to the representation of the Seller in connection with the Purchase Agreement; and the transactions contemplated thereby, including litigation arising thereunder.

                  IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be executed on the date first written above.

                                   GENERAL ATLANTIC PARTNERS 74, L.P.
                                   By:  GENERAL ATLANTIC PARTNERS, LLC,
                                        its General Partner

                                   By:  /s/ William E. Ford
                                        ---------------------------------------
                                   Name:  William E. Ford
                                   Title: A Managing Member

                                   Address for Notice to General Atlantic
                                   Partners 74, L.P., GAPp Coinvestment Partners II, L.P. and GapStar, LLC:

                                   c/o General Atlantic Service Corporation
                                   3 Pickwick Plaza
                                   Greenwich, CT 06830
                                   Attn: Matthew Nimetz
                                   Tel: 203-629-8600
                                   Fax:  203-622-8818

                                   With copies to:

                                   Paul, Weiss, Rifkind, Wharton & Garrison
                                   1285 Avenue of the Americas
                                   New York, NY 10019-60064
                                   Attn: Douglas A. Cifu, Esq.
                                   Tel:  212-373-3426
                                   Fax:  212-757-3990


                                   GAP COINVESTMENT PARTNERS II, L.P.

                                   By:  /s/ William E. Ford
                                        ---------------------------------------
                                   Name:  William E. Ford
                                   Title: A General Partner


                                   GAPSTAR, LLC
                                   By:  GENERAL ATLANTIC PARTNERS, LLC,
                                        its Managing Member

                                   By:  /s/ William E. Ford
                                        ---------------------------------------
                                   Name:  William E. Ford
                                   Title: A Managing Member

                                   CENWELL LIMITED

                                   By:  /s/ Edmond Ip Tak Chuen
                                        ---------------------------------------
                                   Name:  Mr. Edmond Ip Tak Chuen
                                   Title: Authorized Signatory


                                   Address for Notice to Cenwell Limited:

                                   c/o 12th Floor
                                   Cheung Kong Center
                                   2 Queen's Road Central
                                   Hong Kong
                                   Attn:  Mr. Edmond Ip.
                                   Fax:  852-2845-2057


                                   CAMPINA ENTERPRISES LIMITED

                                   By:  /s/ Edmond Ip Tak Chuen
                                        ---------------------------------------
                                   Name:  Mr. Edmond Ip Tak Chuen
                                   Title: Director

                                   c/o 22nd Floor
                                   Hutchison House
                                   10 Harcourt Road
                                   Hong Kong
                                   Attn:  Company Secretary
                                   Fax:  852-2128-1778


                                   VECTIS CP HOLDINGS, LLC,
                                   a Delaware limited liability company
                                   By:  VECTIS GROUP LLC,
                                        its Managing Member

                                   By:  /s/ Matthew T. Hobart
                                        ---------------------------------------
                                   Name:  Matthew T. Hobart
                                   Title: Chief Financial Officer

                                   Address for Notice to Vectis CP Holdings,
                                   LLC:

                                   117 Greenwich Street
                                   San Francisco, CA 94111
                                   Attn:  Matthew Hobart
                                   Fax:  415-352-5310

                                   CRITICAL PATH, INC.


                                   By:  /s/ Michael J. Zukerman
                                        ---------------------------------------
                                   Name:  Michael J. Zukerman
                                   Title: Senior Vice President

                                   Address for Notice to Critical Path, Inc.:

                                   532 Folsom Street
                                   San Francisco, CA 94105
                                   Attn:  Chief Financial Officer
                                   Fax:  (415) 808-8898

                                   With copies to:

                                   Pillsbury Winthrop LLP
                                   P.O. Box 7880
                                   San Francisco, CA 94120-7880
                                   Attention: Gregg F. Vignos
                                   Tel: 415-983-1000
                                   |Fax: 415-983-1200

                                   PILLSBURY WINTHROP LLP,
                                   Escrow Agent

                                   By:  /s/ Gabriella Lombardi
                                        ---------------------------------------
                                   Name:  Gabriella Lombardi
                                   Title: Partner

                                   Address for Notice to the Escrow Agent:

                                   Pillsbury Winthrop LLP
                                   P.O. Box 7880
                                   San Francisco, CA 94120-7880
                                   Attention: Gregg F. Vignos
                                   Tel: 415-983-1000
                                   Fax: 415-983-1200